UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/02/2011

Continental Resources, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32886

Oklahoma	73-0767549
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

302 N. Independence
Enid, Oklahoma 73701
(Address of principal executive offices, including zip code)

580-233-8955
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2011 the Board of Directors ("Board") of Continental Resources, Inc. approved an expansion in the size of the Board from seven to eight members and elected Edward T. Schafer to the Board, as a Class III Director, effective November 2, 2011. Mr. Schafer has also been appointed to the Compensation Committee, effective November 2, 2011. Mr. Schafer will participate in the non-employee director compensation program described under the heading "Non-Employee Director Compensation" in the proxy statement filed for the 2011 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Resources, Inc.

Date: August 08, 2011	By:	/s/ John D. Hart
John D. Hart
Sr. Vice President, Chief Financial Officer, Treasurer